Exhibit 99.2
EARNINGS PRESENTATION FIRST QUARTER

2025 NASDAQ: USCB USCB FINANCIAL HOLDINGS

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” “seek,” and

“intend,” the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future

financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit

risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions,

including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to
which we are subject, including the laws for each jurisdiction where we operate; adverse changes or conditions in the capital and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles, policies,

practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular,

commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital

markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation, interest rate, unemployment rate, and market and monetary fluctuations; the effects of potential new or increased tariffs and trade restrictions; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees;

the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or third-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and

Exchange Commission (“SEC”). All forward-looking statements

are necessarily only estimates of future results, and there

can be no assurance that actual results will not differ materially from expectations.
Therefore, you are cautioned not to place undue reliance on any forward

-looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring

after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securi ties laws. You should also review the risk factors described in the reports USCB Financial Holdings, Inc. filed or will file with the

SEC. Non-GAAP Financial Measures This presentation includes financial information determined by methods other than in accordance

with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management has included these non-GAAP financial measures because it believes these

measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance trends.

Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance

measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP

measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. All numbers included in this presentation are unaudited

unless otherwise noted. 2

Q1 2025 HIGHLIGHTS GROWTH Average deposits increased

by $166.6 million or 8.1% compared to the first quarter 2024. Average loans increased $205.3 million or 11.5% compared to the first quarter

2024. Liquidity sources as of March 31, 2025, aggregated $826 million in on-balance sheet and off-balance sheet sources. Tangible book value per common share (a non-GAAP measure) (1) at

March 31, 2025, increased $0.42 or 3.9% to $11.23, compared to

$10.81 at December 31, 2024. TBV for March 31, 2025, included an AOCI impact of ($2.05) and December 31 2024 ($2.24).

PROFITATIBLITY Net income was $7.7 million or $0.38

per diluted share, an increase of $3.0 million or 66.0% compared to the first quarter 2024. Net interest income before provision increased

$4.0 million or 26.1% for the quarter compared to the first quarter 2024.

Non-interest expense increased $878 thousand or 7.9% for

the quarter compared to the first quarter 2024. ROAA was 1.19% for the first quarter 2025 compared to 0.76% for the first quarter

2024. ROAE was 14.15% for the first quarter 2025 compared to 9.61%

for the first quarter 2024.YY CAPITAL/CREDIT The Company’s

Board of Directors declared a $0.10 per share of the Company’s

Class A common stock dividend on April 21, 2025. The dividend will be paid on June 5, 2025, to shareholders of record at the close of business on May 15, 2025. At March 31, 2025, non-performing loans totaled $4.2 million. ACL coverage ratio was 1.22% at March

31, 2025, and 1.18% at March 31, 2024. Total stockholders'

equity increased by $30.1 million or 15.4% compared to March

31, 2024. (1) Non-GAAP financial measure. See reconciliation in this presentation. 3

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

In millions $735 $5,036 Deposits In millions $782 $2,310 Total

Stockholders’ equity In millions $86 $225 ACL/Total Loans

1.17% 1.22% Net Charge-offs ($1,019) ($26) Nonperforming Assets/Total

Assets 1.58% 0.16% Net Interest Income In millions $30 $70

Efficiency ratio 94.15% 52.79% PTPP ROAA 0.24% 1.68%

(1) Loan amounts include deferred fees/costs. (2) ACL was calculated under the CECL standard methodology for all periods beginning

January 1, 2023, and the incurred loss methodology for all periods before. (3) Non-GAAP financial measure. See reconciliation

in this presentation. 4

FINANCIAL RESULTS In thousands (except per share

data) 2025 Q4 2024 Q1 Balance Sheet (EOP) Income Statement Total

Securities $436,929 $424,915 $433,030 Total Loans (1) $2,036,212

$1,972,848 $1,821,196 Total Assets $2,677,382

$2,581,216 $2,489,142 Total Deposits $2,309,569 $2,174,004

$2,102,794 Total Equity (2) $225,088 $215,388 $195,011 Net

Interest Income $19,115 $19,358 $15,158 Non-Interest Income

$3,716 $3,627 $2,464 Total Revenue (3) $22,831 $22,985

$17,622 Provision for Credit Losses $681 $1,030 $410 Non-Interest

Expense $12,052 $12,854 $11,174 Net Income $7,658 $6,904

$4,612 Diluted Earning Per Share (EPS) $0.38 $0.34 $0.23 We

ighted Average Diluted Shares 20,319,535 20,183,731 19,698,258

(1) Loan amounts include deferred fees/costs. (2) Total Equity includes accumulated comprehensive loss of $41.1 million for

Q1 2025, $44.5 million for Q4 2024, and $45.4 million for Q1 2024. (3)

Equals net interest income plus non-interest income. 5

KEY PERFORMANCE INDICATORS In thousands (except

for TBV/share) Q1 2025 Q4 2024 Q1 2024 GROWTH PROFITABILITY

CAPITAL/CREDIT Total Assets (EOP) $2,677,382 $2,581,216

$2,489,142 Total Loans (EOP) (1) $2,036,212 $1,972,848

$1,821,196 Total Deposits (EOP) $2,309,569 $2,174,004 $2,102,794

Tangible Book Value/Share (2)(3) $11.23 $10.81

$9.92 Return On Average Assets (ROAA) (4) 1.19% 1.08%

0.76% Return On Average Equity (ROAE) (4) 14.15% 12.73%

9.61% Net Interest Margin (4) 3.10% 3.16% 2.62% Efficiency

Ratio 52.79% 55.92% 63.41% Non-Interest Expense/Avg.

Assets (4) 1.88% 2.01% 1.84% Tangible Common Equity/Tangible

Assets (2) 8.41% 8.34% 7.83% Total Risk-Based Capital (5) 13.72%

13.51% 12.98% NCO/Avg Loans (4) 0.00% 0.00% 0.00%

NPA/Assets 0.16% 0.10% 0.02% Allowance for Credit

Losses/Loans 1.22% 1.22% 1.18% (1) Loan amounts include deferred fees/costs. (2) Non-GAAP financial measures. See reconciliation in this presentation. (3) AOCI effect on tangible book value per share was ($2.05) for Q1 2025, ($2.24) for Q4 2024 and ($2.31) for Q1 2024.

(4) Annualized. (5) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject

to regulatory capital requirements. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $2,049

$2,083 $2,078 $2,139 $2,215 $323 $316 $326 $341 $400 $1,098

$1,101 $1,085 $1,156 $1,199 $53 $56 $58 $51 $53 $575 $610 $609

$591 $563 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Non-interest bearing deposits Interest-bearing checking deposits Money

market and savings Time deposits Deposit Cost 2.76% 3.84%

2.64% 3.74% 2.66% 3.76% 2.48% 3.43% 2.49% 3.34% Q1 2024 Q2

2024 Q3 2024 Q4 2024 Q1 2025 Deposit Cost Interest-Bearing

Deposit Cost Commentary Average deposits increased

$76.6 million or 14.5% annualized compared to the prior quarter and increased $166.6 million or 8.1% compared to the first quarter

2024. DDA average balance decreased $27.8 million compared to prior quarter. However, EOP DDA balance increased $30.3 million

compared to prior quarter. Interest-bearing deposit costs decreased

9 bps compared to prior quarter. However, the decrease

in DDA average balance maintained the deposit cost at 2.49% for first quarter

2025. (1) Reflects effect of non-interest-bearing deposits. 7

LOAN PORTFOLIO Total Loans (VG) In millions 6.01% 6.16%

6.32% 6.25% 6.17% $1,782 $1,828 $1,878 $1,959 $1,987 Q1 2024 Q2

2024 Q3 2024 Q4 2024 Q1 2025 Loan Loan Yields Gross Total

Loans (EOP) $1,818 $1,865 $1,928 $1,965 $2,029 $194 $195

$199 $198 $219 $100 $112 $104 $82 $103 $228 $248 $247 $258 $256

$238 $257 $283 $298 $301 $1,058 $1,053 $1,095 $1,128 $1,150

Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Commercial

real estate Residential real estate Commercial and industrial Correspondent banks Consumer and other Commentary Average loans increased

$28.3 million or 5.9% annualized compared to prior quarter and

$205.3 million or 11.5% compared to the first quarter 2024. Loan yield decreased 8 bps compared to the prior quarter and increased

16 bps compared to the first quarter 2024. Loan yield drivers: Higher loan production occurred late in the quarter, limiting the full impact of the new loan yields on quarterly results. Loan EOP balance increased $63.4 million or 13% annualized compared to prior quarter.

SOFR index 90-day average for the first quarter 2025 decreased to 4.35% from 4.69% for the prior quarter, affecting approximately

28% of the variable-rate loan portfolio. (1) Excludes deferred fees/cost. 8

LOAN PRODUCTION Net Loan Production Trend In millions

8.16% 8.01% 7.75% 7.14% 6.67% $131 $91 $155 $108 $157 $95

$161 $123 $182

$119 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Loan

Production/Line changes Loan Amortization/payoffs New loans weighted average coupon Loan Composition Trend EOP In millions $948.00

$2,029.00 28% 15% 63% 57% 9% 28% Jun-25 Mar-25 Residential

real estate Commercial real estate Real Estate Loans Commercial and industrial, Correspondent banks, and Consumer and other Commentary

Of the $63 million in net loan gross production, $20.1

million or 32% was generated by Correspondent banking. The weighted average coupon on new loans was 6.67% for the first quarter

of 2025, 50 bps above the portfolio weighted average yield. Excluding new correspondent bank loans, the weighted average coupon for

new loans increased to 7.15%. Correspondent bank loans consist of self-liquidating short-term trade financing loans, mostly with 180-day terms. Loan composition shift from real estate loans to non-CRE loans further diversifies our loan portfolio. 9

NET INTEREST MARGIN Net Interest Income/Margin In thousands

(except ratios) 2.62% 2.94% 3.03% 3.16% 3.10% $15,158

$17,311 $18,109 $19,358 $19,115 Q1 2024 Q2 2024 Q3 2024 Q4

2024 Q1 2025 Net Interest Income NIM Interest-Earning Assets

Mix (AVG) 5% 4% 3% 2% 3% 18% 19% 18% 18% 17%

77% 77% 79% 80% 80% Q1 2024 Q2 2024 Q3 2024 Q4 2024

Q1 2025 Total Loans Investment Securities Cash Balances

and Equivalents Commentary Net interest income decreased

$243 thousand or 5.1% annualized compared to prior quarter and increased $4.0 million or 26.1% compared to the first quarter 2024.

Net interest margin decreased 6 bps compared to prior quarter and increased 48 bps compared to first quarter 2024. NIM Drivers: Net interest income was negatively impacted by lower day count compared to prior quarter. SOFR index 90-day average for the first quarter

2025 decreased to 4.35% from 4.69% for the prior quarter,

affecting 28% of the variable-rate loan portfolio. Cash balances and equivalents increased by $25.6 million or 52% compared

to prior quarter. Decrease of 10 bps in the cost of interest-bearing liabilities was offset by lower loan yield. (1) Annualized. 10

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 3% Fixed Rate 42% Variable

Rate 55% 28% 10% 62% Prime CMT SOFR 24% 42% 12% 22%

yrs. 1-2 yrs. 2-3 yrs >3 yrs. Static NII Simulation year 1 & 2 -100

1.1% 4.5% Net interest income changes from base ($in thousands and % change) -1.5% +100 -5.5% +100 11

ASSET QUALITY Allowance for Credit Losses (in thousands (except ratios) 1.18% 1.19% 1.19% 1.22% 1.22% $21,454 $22,230 $23,067

$24,070 $24,740 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Allowance

for credit loss ACL/Total Loans Non-performing Loans In thousand

s

(except ratios) 0.03% 0.04% 0.14% 0.14% 0.20% $456 $758 $2,725

$2,707 $4,156 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Non-accrual loans Non-performing loans to total loans Commentary Allowance for credit losses increased $670 thousand compared to prior quarter and $3.3 million compared to first quarter 2024. ACL coverage ratio was at 1.22% as of March 31, 2025. Non-performing loans to total loans was 0.20% at March 31, 2025. Substandard loans totaled

$9.0 million at March 31, 2025. Classified Loans to Total Loans

0.44% 0.45% 0.36% 0.37% 0.44% Q1 2024 Q2 2024 Q3

2024 Q4 2024 Q1 2025 (1) Loans classified as substandard at period end.

No loans classified doubtful at any of the dates presented. 12

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real

estate CRE - Owner occupied CRE - Non-owner occupied Commercial and industrial Correspondent banks Consumer and other

11% 15% 47% 10% 12% 5% $2,029 MM CRE :Loan Mix

Land/Construction 4% Other 3% Retail 26% Multifamily 18%

CRE - Owner Occupied 17% Warehouse 12% Hotels 10% $1,150MM

CRE Loan Portfolio (non-owner occupied and owner occupied) Weighted

Average Loan Type Outstanding Balance (1) LTV

(2) DSCR (3) Average Loan Size (1) Retail $325 56% 1.60

$3.0 Multifamily $208 57% 1.34 $1.7 Office $220 55% 1.90

$1.5 Warehouse $190 55% 1.72 $1.6 Hotel $109 59% 1.89

$4.5 Other $51 57% 1.90 $1.7 Land/Construction $47 51% NA $2.5

(1) Balance in millions. Excludes deferred fees/cost. (2) LTV

- Loan to value ratio. (3) DSCR - Debt service coverage

ratio. 13

NON-INTEREST INCOME In thousands (except ratios) Q1 2025 Q4

2024 Q3 2024 Q2 2024 Q1 2024 Total service fees

$2,331 $2,667 $2,544 $1,977 $1,651 Wire fees $570 $587 $563 $557

$521 Swap fees $93 $1,076 $1,285 $650 $285 Other $1,668 $1,004

$696 $770 $845 Gain on sale of securities available for sale

- - - 14 - Gain on sale of loans held for sale 525 154 109 417 67 Other income 860 806 785 803 746 Total non-interest income $3,716

$3,627 $3,438 $3,211 $2,464 Average total assets $2,606,593

$2,544,592 $2,485,434 $2,479,222 $2,436,103 Non-interest income/Average assets (1) 0.58% 0.57% 0.55% 0.52% 0.41% Commentary Service

fees increased $680 thousand compared to the first quarter 2024 mainly due loan pre-payment penalties and title insurance fees.

Income from SWAP loans decreased due to market conditions during the first quarter 2025. Gain on sale of SBA 7a loans represented

$525 thousand for the first quarter 2025. Non-interest income was

16.3% of total revenue for first quarter 2025 and 0.58% to average assets; both metrics are higher compared to first quarter 2024. 14

NON-INTEREST EXPENSE In thousands (except ratios) Q1 2025 Q4

2024 Q3 2024 Q2 2024 Q1 2024 Salaries and employee benefits

$7,636 $7,930 $7,200 $7,353 $6,310 Occupancy 1,284 1,337 1,341

1,266 1,314 Regulatory assessments and fees 421 405 452

476 433 Consulting and legal fees 193 552 161 263 592 Network and information technology services 505 494 513 479 507 Other operating expense 2,013 2,136 1,787 1,723 2,018 Total non-interest

expense $12,052 $12,854 $11,454 $11,560 $11,174 Efficiency

ratio 52.79% 55.92% 53.16% 56.33% 63.41% Non-interest expense/Average assets (1) 1.88% 2.01% 1.83% 1.88% 1.84% Full-time equivalent employees

201 199 198 197 199 Commentary Efficiency ratio for the first quarter of 2025 was 52.79%, the lowest since the third quarter of 2021. Salaries and employee benefits decreased $294 thousand compared to prior quarter due to sales incentives and management bonus accruals based on the Company’s performance as compared to prior quarter.

Consulting and legal expenses decreased $359 thousand

due to legal expense reimbursement during the first quarter

2025 compared to prior quarter. Annualized. 15

CAPITAL Capital Ql 2025 04 2024 Leverage Ratio 59 9.61% 599

9.53% TCE/TA (2) 8.41% 8.34% Tier 1 Risk- Based

Capital 12.48% 12.28% Total Risk- Based Capital 13.72% 13.51%

AOCI In Millions ($41.1) ($44.5) “22 9 9 8.91% 5.00% 7.83%

NA 11.80% 8.00% 12.98% 10.00% ($45.4) Commentary

The Company paid in March 2025 a cash dividend of $0.10 per share of the Company’s Class A common stock; the aggregate distributed dividend amount was $2.0 million. AOCI was ($41.1) million or

($2.05) per share as of March 31, 2025. Q1 2025 EOP common

stock shares outstanding: 20,048,385. (1) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company

is not subject to regulatory capital requirements. (2) Non-GAAP financial measures. See reconciliation in this presentation. 16

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with minimal

charge-offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base

with 26% non-interest-bearing deposits (EOP) 17

APPENDIX – NON-GAAP RECONCILIATION

In thousands (except ratios)

		As of or For the Three Months Ended				
		3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Pre-tax pre-provision ("PTPP") income:	(1)					
Net income		$ 7,658	$ 6,904	$ 6,949	$ 6,209	$ 4,612
Plus: Provision for income taxes		2,440	2,197	2,213	1,967	1,426
Plus: Provision for credit losses		681	1,030	931	786	410
PTPP income		$ 10,779	$ 10,131	$ 10,093	$ 8,962	$ 6,448
PTPP return on average assets:	(1)					
PTPP income		$ 10,779	$ 10,131	$ 10,093	$ 8,962	$ 6,448
Average assets		$ 2,606,593	$ 2,544,592	$ 2,485,434	$ 2,479,222	$ 2,436,103
PTPP return on average assets	(2)	1.68%	1.58%	1.62%	1.45%	1.06%
Operating net income:	(1)					
Net income		$ 7,658	$ 6,904	$ 6,949	$ 6,209	$ 4,612
Less: Net gains on sale of securities		-	-	-	14	-
Less: Tax effect on sale of securities		-	-	-	(4)	-
Operating net income		$ 7,658	$ 6,904	$ 6,949	$ 6,199	$ 4,612
Operating PTPP income:	(1)					
PTPP income		$ 10,779	$ 10,131	$ 10,093	$ 8,962	$ 6,448
Less: Net gains on sale of securities		-	-	-	14	-
Operating PTPP income		$ 10,779	$ 10,131	$ 10,093	$ 8,948	$ 6,448
Operating PTPP return on average assets:	(1)					
Operating PTPP income		$ 10,779	$ 10,131	$ 10,093	$ 8,948	$ 6,448
Average assets		$ 2,606,593	$ 2,544,592	$ 2,485,434	$ 2,479,222	$ 2,436,103
Operating PTPP return on average assets	(2)	1.68%	1.58%	1.62%	1.45%	1.06%
Operating return on average assets:	(1)					
Operating net income		$ 7,658	$ 6,904	$ 6,949	$ 6,199	$ 4,612
Average assets		$ 2,606,593	$ 2,544,592	$ 2,485,434	$ 2,479,222	$ 2,436,103
Operating return on average assets	(2)	1.19%	1.08%	1.11%	1.01%	0.76%
Operating return on average equity:	(1)					
Operating net income		$ 7,658	$ 6,904	$ 6,949	$ 6,199	$ 4,612
Average equity		$ 219,505	$ 215,715	$ 206,641	$ 197,755	$ 193,092
Operating return on average equity	(2)	14.15%	12.73%	13.38%	12.61%	9.61%
Operating Revenue:	(1)					
Net interest income		$ 19,115	$ 19,358	$ 18,109	$ 17,311	$ 15,158
Non-interest income		3,716	3,627	3,438	3,211	2,464
Less: Net gains on sale of securities		-	-	-	14	-
Operating revenue		$ 22,831	$ 22,985	$ 21,547	$ 20,508	$ 17,622
Operating Efficiency Ratio:	(1)					
Total non-interest expense		$ 12,052	$ 12,854	$ 11,454	$ 11,560	$ 11,174
Operating revenue		$ 22,831	$ 22,985	$ 21,547	$ 20,508	$ 17,622
Operating efficiency ratio		52.79%	55.92%	53.16%	56.37%	63.41%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.

(2) Annualized.

18

APPENDIX - NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

		As of or For the Three Months Ended				
		3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Tangible book value per common share (at period-end):	(1)					
Total stockholders' equity		$ 225,088	$ 215,388	$ 213,916	$ 201,020	$ 195,011
Less: Intangible assets		-	-	-	-	-
Less: Preferred stock						
Tangible stockholders' equity		$ 225,088	$ 215,388	$ 213,916	$ 201,020	$ 195,011
Total shares issued and outstanding (at period-end):						
Total common shares issued and outstanding		20,048,385	19,924,632	19,620,632	19,630,632	19,650,463
Tangible book value per common share	(2)	$ 11.23	$ 10.81	$ 10.90	$ 10.24	$ 9.92
Operating diluted net income per common share:	(1)					
Operating net income		$ 7,658	$ 6,904	$ 6,949	$ 6,199	$ 4,612
Total weighted average diluted shares of common stock		20,319,535	20,183,731	19,825,211	19,717,167	19,698,258
Operating diluted net income per common share:		$ 0.38	$ 0.34	$ 0.35	$ 0.31	$ 0.23
Tangible Common Equity/Tangible Assets	(1)					
Tangible stockholders' equity		$ 225,088	$ 215,388	$ 213,916	$ 201,020	$ 195,011
Tangible total assets	(3)	$ 2,677,382	$ 2,581,216	$ 2,503,954	$ 2,458,270	$ 2,489,142
Tangible Common Equity/Tangible Assets		8.41%	8.34%	8.54%	8.18%	7.83%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.

(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.

(3) Since the Company has no intangible assets, tangible total assets is the same amount as total assets calculated under GAAP.

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CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO laguilera@uscentury.com ROB ANDERSON

EVP, Chief Financial Officer (305) 715-5393 rob.anderson@uscentury.com

INVESTOR RELATIONS InvestorRelations@uscentury.com

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